                                                                    EXHIBIT 99.1

                       CONTINGENT VALUE RIGHTS AGREEMENT

     THIS CONTINGENT VALUE RIGHTS AGREEMENT, dated as of ______________, 1999, between Newbridge Networks Corporation, a Canadian corporation ("Newbridge"), and ___________________, as Rights Agent (the "Rights Agent"), in favor of each person who acquires from time to time Contingent Value Rights (the "CVRs") to receive, in accordance with the terms hereof, shares (the "CVR Shares") of Newbridge's common stock ("Newbridge Common Stock"). The CVR Shares are issuable pursuant to a registration statement on Form S-4 (No. 333-_________) (the "Registration Statement") filed by Newbridge with the Securities and Exchange Commission (the "Commission").

     1. Appointment of Rights Agent. Newbridge hereby appoints the Rights Agent to act as agent for Newbridge in accordance with the instructions set forth herein, and the Rights Agent hereby accepts such appointment, upon the terms and conditions hereinafter set forth.

     2. Certain Definitions. Capitalized terms used herein without definition shall have the meanings given them in the Agreement and Plan of Merger, dated June 22, 1999, by and among Newbridge, Saturn Acquisition Corp. and Saturn Corporation (the "Merger Agreement"). For purposes of this Agreement, and in addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

          2.1 "Common Stock" means (i) the Newbridge Common Stock or (ii) any other class of stock resulting from successive changes of reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. Unless the context requires otherwise, all references to Common Stock and CVR Shares in this Agreement and in the CVR Certificates (as defined herein) shall, in the event of an adjustment pursuant to Section 13 hereof, be deemed to refer also to any other securities or property then issuable upon maturity of the CVRs as a result of such adjustment.

          2.2 "Fair Market Value" with respect to any security shall mean the closing sales price of such security on the day in question on the principal national securities exchange on which such security is listed or admitted to trading or, if not listed or traded on any such exchange, the closing price of such security on the Nasdaq National Market or, if not listed or traded on any exchange or the Nasdaq National Market, the average of the closing bid and ask prices per share on the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") on the day in question or, if such quotations are not available, the fair market value on the day in question as reasonably determined by the Board of Directors of Newbridge or any duly authorized committee of such Board after consultation with its legal and financial advisors.

          2.3 "Issuance Date" means the Effective Time as defined in the Merger Agreement.

     3.        Form of CVR Certificate.

          3.1 The CVRs shall be evidenced by certificates (the "CVR Certificates") substantially in the form attached hereto as Exhibit A. The CVR
                                                            ---------
Certificates may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as Newbridge may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto. Newbridge will use its reasonable efforts to advise the Rights Agent of any material change in any such rule or regulation of which it becomes aware.

          3.2 The CVR Certificates shall be executed on behalf of Newbridge by the manual or facsimile signature of the present or any future President or Vice President of Newbridge, under its corporate seal, affixed or in facsimile, attested by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of Newbridge. CVR Certificates shall be dated as of the date of the initial issuance thereof.

     4.   Registration and Countersignature.

          4.1 The Rights Agent shall maintain books for the registration of the CVR Certificates. The CVR Certificates shall be countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. The CVR Certificates shall be so countersigned, however, by the Rights Agent and shall be delivered by the Rights Agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of Newbridge shall have ceased to be such officers at the time of such countersigned or delivery.

          4.2 Prior to due presentment for registration of the CVR Certificates, Newbridge and the Rights Agent may deem and treat the registered holder thereof as the absolute owner of the CVR Certificates (notwithstanding any notation of ownership or other writing thereof made by anyone other than Newbridge or the Rights Agent) for the purpose of payment of CVR Shares upon maturity of the CVRs and for all other purposes, and neither Newbridge nor the Rights Agent shall be affected by any notice to the contrary.

     5.  Maturity and Payment of CVRs.

         5.1 The CVRs will mature at the close of business on the Maturity Date (as defined herein) without any further action by the holders of CVRs. For purposes of this Agreement, "Maturity Date" means the earlier to occur of (a) the date on which

Saturn completes the Non-core Asset Sale; and (b) May 31, 2000. On or as soon as practicable after the Maturity Date, but in no event later than (i) ten business days after the Maturity Date or (ii) if an independent expert in business valuation is appointed under Section 6.1 or 6.2 hereof, ten business days after receipt of the appraisal from such expert, Newbridge shall deliver a notice to the Rights Agent setting forth the number of shares of Common Stock, if any, or other consideration issuable per CVR pursuant to this Agreement.

          5.2  As soon as practicable after receipt of the notice referred to in
Section 5.2 hereof, the Rights Agent shall cause to be delivered to each record holder of CVRs stock certificates representing that number of CVR Shares due to each such holder as determined pursuant to Section 6 hereof and/or such other consideration (including payment of cash in lieu of fractional shares) as such holder may be entitled under this Agreement. Any CVR Shares or other securities issued upon payment in respect of CVRs shall be deemed to have been issued as of the close of business on the Maturity Date, and the CVRs shall be deemed to have been canceled at such time; provided, however, that if the Maturity Date is a date on which the stock transfer books of Newbridge are closed, any such CVR Shares shall be deemed to have been issued to the holders of CVRs on the next business day on which the stock transfer books of Newbridge are open.

     6.   CVR Shares Issuable Upon Maturity of CVRs.

          6.1 The number of CVR Shares issuable per CVR upon maturity of the CVRs shall be a fraction of a share of Common Stock (the "Contingent Value Ratio") as is determined by using the following formula:

                                  [B+C-D+E]
                                  ---------  divided by v
                                      N
where,

          "B" equals [the lesser of (A) the gross proceeds from the Non-core Asset Sale before deduction of any state and federal taxes payable on such proceeds (the "Non-core Asset Sale Proceeds") and (B) $173,000,000], minus $102,000,000;

          "C" equals 50% of the greater of (A) the Non-core Asset Sale Proceeds minus $173,000,000 and (B) 0;

          "D" equals 50% of any state or federal income taxes payable on the Non-core Asset Sale Proceeds, based on the applicable rates, determined in good faith by Newbridge;

          "E" equals $625,000;

          "N" equals the number of CVRs issued and outstanding on the Maturity Date plus the number of CVRs issuable upon exercise of Saturn Options assumed by Newbridge pursuant to Section 2.2(a) of the Merger Agreement; and

          "V" equals the greater of (a) the average closing price per share of Newbridge Common Stock as reported on the New York Stock Exchange Composite Tape on the ten trading days ending on the fifth trading day immediately preceding the Saturn Special Meeting and (b) $24.00, unless the Newbridge Adjustment Option is exercised pursuant to Section 2.1(a) of the Merger Agreement, in which case "V" equals $30.00 divided by the Exchange Ratio.

          6.2 In the event that consideration received from the Non-core Asset Sale is not cash or is affected by some contingency, Newbridge shall appoint an independent expert in business valuation to calculate the net present value of such consideration, and such amount shall be included in the calculation of the Non-core Asset Sale Proceeds.

          6.3 In the event that the Maturity Date is the date set forth in clause (b) of Section 5.1, Newbridge shall be required to include in the calculation of the Non-core Asset Sale Proceeds an amount equal to (a) the sales price for such assets specified in a binding contract to sell such assets in effect on the Maturity Date or (b) the fair cash value of the most recent bona fide offer to purchase such assets as determined by an independent expert in business valuation familiar with Saturn's Non-Core Asset business. If clauses
(a) or (b) do not apply, then the amount included in the Non-core Asset Sale Proceeds shall be equal to those amounts received from the Non-core Asset Sale on or prior to the Maturity Date. The number of CVR Shares issuable per CVR pursuant to this Section 6 is subject to adjustment as hereinafter set forth in this Agreement.

     7. Fractional Shares. No fractional shares of Common Stock shall be issued to any holder of CVRs in respect of the CVRs. Instead of any fractional shares of Common Stock that would otherwise be issuable to any such holder, Newbridge will pay to such holder a cash adjustment in respect of such fractional interest in an amount equal to the product of (a) such fractional interest multiplied by (b) the Newbridge Fractional Share Value.

     8. Payment of Taxes. Newbridge will pay all documentary stamp taxes attributable to the original issuance of the CVRs and the CVR Shares; provided, however, that Newbridge shall not be required to (a) pay any tax which may be payable in respect of the issuance or delivery of certificates for CVR Shares in a name other than that of the registered holder of the CVR Certificates as of the Maturity Date or (b) issue or deliver any certificate for CVR Shares upon the Maturity Date until any such tax required to be paid under clause (a) shall have been paid, all such tax being payable by the holder of such CVR at the time of surrender.

     9. Mutilated or Missing Certificates. In case any CVR Certificate shall be mutilated, lost, stolen or destroyed, Newbridge may in its discretion issue, and the Rights Agent may countersign and deliver in exchange and substitution for an upon cancellation of the mutilated CVR Certificate, or in lieu of a substitution for the lost, stolen or destroyed CVR Certificate, a new CVR Certificate of like tenor and evidencing the number of CVRs evidenced by the CVR Certificate so mutilated, lost, stolen or destroyed, but only upon receipt of evidence satisfactory to the Rights Agent of such mutilation, loss, theft or destruction of such CVR Certificate and indemnity, if requested, also satisfactory to it. Applicants for such substitute CVR Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as Newbridge or the Rights Agent may prescribe. Any such new CVR Certificate shall constitute an original contractual obligation of Newbridge, whether or not the allegedly mutilated, lost, stolen or destroyed CVR Certificate shall be at any time enforceable by anyone.

     10. Reservation of CVR Shares; Stock Certificates. Newbridge shall at all times reserve for issuance and delivery upon maturity of the CVRs such number of CVR Shares or other shares of capital stock of Newbridge from time to time issuable upon maturity of the CVRs. All such shares shall be duly authorized and, when issued, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights. The Rights Agent is hereby irrevocably authorized to requisition a reasonable time prior to the Maturity Date, as applicable, from Newbridge's transfer agent stock certificates issuable upon maturity of the CVRs. Newbridge will supply such transfer agent with duly executed stock certificates for such purpose. Newbridge shall keep a copy of this Agreement on file with its transfer agent and with every transfer agent for any shares of Common Stock.

     11.  Transfer and Registration of CVRs and CVR Shares.

          11.1 The CVRs, and any interest therein, shall in no circumstances be sold, assigned or otherwise transferred other than by will or pursuant to the laws of descent and distribution.

          11.2 The CVRs and CVR Shares have been registered pursuant to the Registration Statement under the Securities Act of 1933, as amended (the "Act"). Newbridge covenants and agrees:

                (a) to prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective through the Maturity Date and to use its commercially reasonable efforts to keep such Registration Statement effective during such period;

          (b) as expeditiously as possible, to use its commercially reasonable efforts to register or qualify the CVRs and the CVR Shares to be delivered upon the Maturity Date under the securities or Blue Sky laws of each jurisdiction in which such registration or qualification is necessary; and

          (c) to pay all expenses incurred by Newbridge in complying with this
Section 11.2, including, without limitation, (i) all registration and filing fees, (ii) all printing expenses, (iii) all fees and disbursements of counsel and independent public accountants for Newbridge, (iv) all Blue Sky fees and expenses (including fees and expenses of counsel in connection with any Blue Sky surveys), and (v) the entire expense of any special audits incident to or required by any such registration.

     12. Rights of CVR Certificate Holder. The holder of any CVR Certificate or CVR shall not, by virtue thereof, be entitled to any rights of a stockholder of Newbridge, either at law or in equity, and the rights of the holder are limited to those expressed in this Agreement.

     13. Antidilution Provisions. The number of CVR Shares issuable upon the maturity of the CVRs pursuant to Section 5 hereof is subject to change or adjustment as follows:

          13.1 Stock Dividends, Stock Splits and Combinations of Stock. If at any time after the Issuance Date and before 5:00 p.m., [______ time], on the Maturity Date, (a) Newbridge shall fix a record date for the issuance of any stock dividend payable in shares of Common Stock, (b) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock or (c) the number of shares of Common Stock shall have been decreased by a combination of the outstanding shares of Common Stock, then the number of CVR Shares issuable pursuant to Section 6 hereof shall be multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such dividend, subdivision, split-up or combination and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such dividend, subdivision, split-up or combination. The time of occurrence of an event giving rise to an adjustment made pursuant to this Section 13.1 shall, in the case of a subdivision, split-up or combination, be the effective date thereof and shall, in the case of dividend, be the record date thereof.

          13.2 Consolidation, Merger, etc. If at any time after the Issuance Date and before 5:00 p.m., [______ time], on the Maturity Date any capital reorganization of Newbridge, or any reclassification of the Common Stock, or any consolidation of Newbridge with or merger of Newbridge with or into any other corporation or person or any sale, lease or other transfer of all or substantially all of the assets of Newbridge to any other person, including any individual, corporation, partnership, joint venture, trust or group thereof (a "Transaction"), shall be effected in such a way that the holders of the Common Stock shall be entitled to receive solely voting stock of Newbridge with respect to or in exchange for Common Stock, then each holder of a CVR shall have the right to receive on or after the Maturity Date (as provided in Section 5 hereof) the Equivalent Payment (as defined below). For purposes of this Agreement, "Equivalent Payment" means the number of shares of voting stock of Newbridge that would have been payable in the Transaction in respect of the number of shares of Common Stock that would have been payable upon maturity of the CVRs held by such holder had the Transaction not occurred, calculated by equating the Fair Market Value of the Common Stock with the Fair Market Value of the consideration payable in the Transaction in respect of the Common Stock. If, instead of or in addition to voting stock of Newbridge, the consideration in such transaction would consist of cash, securities or other assets, then prior to such transaction Newbridge shall appoint in independent expert in valuation to determine the number of shares of Common Stock represented, in such expert's best judgment, by the CVRs, and each holder of a CVR shall be issued that number of shares of Common Stock represented by such holder's CVR.

          13.3 Readjustments, etc. If an adjustment is made under Section 13.1 or 13.2 above, and the event to which the adjustment relates does not occur, then any adjustments in the number of CVR Shares issuable upon maturity of the CVRs that were made in accordance with such Section shall be adjusted back to the number of CVR Shares that were issuable immediately prior to the effective date or the record date of such event, as the case may be.

          13.4 Preservation of Purchase Rights upon Merger, Consolidation, etc. Newbridge shall not effect any reorganization, reclassification, consolidation, merger, or sale under Section 13.2 hereof unless prior to or simultaneously with the consummation thereof the successor corporation or person (if other than Newbridge) resulting from such reorganization, reclassification, consolidation or merger or the person (if other than Newbridge) purchasing such assets shall assume by written instrument, executed and mailed or delivered to the Rights Agent, the obligation to deliver to such holder such shares of stock, cash, securities or assets as, in accordance with Section 13.2 hereof, such holder may be entitled to receive, and containing the express assumption of such person or the due and punctual performance and observance by Newbridge and of all liabilities and obligations of Newbridge hereunder. Such written agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 13 and shall provide that such adjustments that similarly apply the successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or leases.

          14. Officer's Certificate. Whenever the number of CVR Shares that may be issued upon the Maturity Date is adjusted as required by the provisions of this Agreement, Newbridge will forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with the Rights Agent an officer's certificate showing the adjusted number of CVR Shares that may be issued upon maturity of the CVRs, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by each holder of CVRs. Newbridge shall, forthwith after each such adjustment, cause a copy of such certificate to be mailed to the holder. The Rights Agent shall be entitled to rely conclusively on the contents of certificates furnished pursuant to this Section 14 and shall not be required to make any independent inquiry as to facts not established through such certificates.

     15. Listing on NYSE. Newbridge will use its commercially reasonable efforts to list on the NYSE the shares of the Common Stock issuable in respect of the CVRs, and will use its commercially reasonable efforts to maintain such listing or approval so long as any other shares of Common Stock are so listed or approved; and Newbridge shall use its commercially reasonable efforts to so list on each national securities exchange or obtain approval for quotation on the Nasdaq National Market, or such other over-the-counter quotation system, and shall use its commercially reasonable efforts to maintain such listing or approval of, any other shares of capital stock of Newbridge issuable in respect of the CVRs if and so long as the shares of capital stock of the same class are listed on such national securities exchange or are traded on the Nasdaq National Market or such over-the-counter quotation system. Any such listing or quotation will be at Newbridge's expense.

     16. Availability of Information. Newbridge will comply with all applicable periodic public information reporting requirements of the Commission to which it may from time to time be subject.

     17. Merger, Consolidation or Change of Name of Rights Agent. Any corporation into which the Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent, shall be the successor to the Rights Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 19 hereof. In case at the time such successor to the Rights Agent shall succeed to the agency created by this Agreement, and in case at that time any of the CVRs shall have been countersigned but not delivered, any such successor to the Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such CVRs so countersigned; and in case at that time any of the CVRs shall not have been countersigned, any successor to the Rights Agent may countersign such CVRs either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such CVRs shall have the full force and effect provided in the CVRs and in this Agreement.

     In the case at any time the name of the Rights Agent shall be changed and at such time any of the CVRs shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver CVRs so countersigned; and in case at that time any of the CVRs shall not have been countersigned, the Rights Agent may countersign such CVRs either in its prior name or in its changed name; and in all such cases such CVRs shall have the full force and effect provided in the CVRs and in this Agreement.

     18. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which Newbridge and the holders of the CVRs, by their acceptance thereof, shall be bound:

     18.1 The statements contained herein and in the CVR Certificate shall be taken as statements of Newbridge, and the Rights Agent assumes no responsibility for the correctness of any of the same except such as describe the Rights Agent or actions taken or to be taken by it. The Rights Agent assumes no responsibility with respect to the delivery of CVRs except as herein otherwise provided.

     18.2 The Rights Agent shall not be responsible for any failure of Newbridge to comply with any of the covenants contained in this Agreement or in the CVRs to be complied with by Newbridge.

     18.3 The Rights Agent may consult at any time with counsel satisfactory to it (who may be counsel for Newbridge), and the Rights Agent shall incur no liability or responsibility to Newbridge or to any holder of any CVR in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel, provided the Rights Agent shall have exercised reasonable care in the selection and continued employment of such counsel.

     18.4 The Rights Agent shall incur no liability or responsibility to Newbridge or to any holder of any CVR for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the party or parties.

     18.5 Newbridge agrees (a) to pay to the Rights Agent reasonable compensation for all services rendered by the Rights Agent in the execution of this Agreement, (b) to reimburse the Rights Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Rights Agent in the execution of this Agreement (other than taxes measured by the Rights Agent's net income), and (c) upon request, to advance to the Rights Agent funds to pay cash in lieu of fractional shares of Common Stock issuable upon maturity of the CVRs.

     18.6 The Rights Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless

Newbridge shall furnish the Rights Agent with reasonable security and indemnity for any costs and expenses which may be incurred. All rights of action under this Agreement or under any of the CVRs may be enforced by the Rights Agent without the possession of any of the CVRs or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Rights Agent shall be brought in its name as Rights Agent, and any recovery of judgment shall be for the ratable benefit of the registered holders of the CVRs, as their respective rights or interests may appear.

     18.7 The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the CVRs or other securities of Newbridge or become pecuniarily interested in any transaction in which Newbridge may be interested, or contract with or lend money to or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for Newbridge or for any other legal entity.

     18.8 The Rights Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Rights Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith.

     19. Change of Rights Agent. The Rights Agent may resign and be discharged from its duties under this Agreement by giving to Newbridge notice in writing, and to the holders of the CVRs notice in writing and sent by first-class mail, postage prepaid, to each registered holder of a CVR at such holder's address appearing in the register maintained by the Rights Agent with respect to the CVRs, specifying a date when such resignation shall take effect, which notice shall be sent at least two weeks prior to the date so specified. If the Rights Agent shall resign or otherwise become incapable of acting, Newbridge shall appoint a successor to the Rights Agent. If Newbridge shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a CVR (who shall, with such notice, submit his CVR for inspection by Newbridge), then the registered holder of any CVR may apply to any court of competent jurisdiction for the appointment of a successor of the Rights Agent. After appointment the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the former Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 19, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

     20. Identity of Transfer Agent. Forthwith upon the appointment after the date hereof of any transfer agent for the Common Stock, or of any subsequent transfer agent for shares of the Common Stock, Newbridge will file with the Rights Agent a statement setting forth the name and address of such transfer agent, unless the Rights Agent is such transfer agent.

     21. Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended to confer any rights or remedies upon any Person other than the parties hereto.

     22. Termination. This Agreement shall terminate at 5:00 p.m., [______ time], on the Maturity Date or on such later date on which all of the obligations of the Rights Agent have been fulfilled hereunder.

     23. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     24. Interpretation. The Section headings contained in this Agreement are solely for the purpose of reference and shall not in any way affect the meaning or interpretation of this Agreement.

     25. Amendments. This Agreement may be amended by the written consent of Newbridge and the affirmative vote or the written consent of holders holding not less than one-half in interest of the CVRs. Notwithstanding the foregoing, Newbridge and the Rights Agent may from time to time supplement or amend this Agreement, without the approval of any holder of CVRs, in order to cure any ambiguity or to correct or supplement any provision contained in this Agreement which may be defective or inconsistent with any other provision in this Agreement, or to make any other provisions in regard to matters or questions arising under this Agreement which Newbridge and the Rights Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the CVRs and which shall not materially adversely affect the interests of the holders of CVRs.

     26. Notices. All notices and other communications hereunder shall be in writing and shall be delivered personally by overnight courier or similar means or sent by facsimile with written confirmation of receipt, to the parties at the addresses specified below (or at such other address for a party as shall be specified by like notice. Any such notice shall be effective upon receipt, if personally delivered or on the next business day following transmittal if sent by confirmed facsimile. Notices shall be delivered as follows:

            if to Rights Agent, to: ____________________________________
                                    ____________________________________
                                    Telephone:__________________________
                                    Facsimile:__________________________

            if to Newbridge, to:    Newbridge Networks Corporation
                                    600 March Road, P.O. Box 13600
                                    Kanata, Ontario, Canada K2K 2E6
                                    Telephone: (613) 591-7300
                                    Facsimile:  (613) 599-3672
                                    Attention: Peter Nadeau

              with a copy to:       Heller Ehrman White & McAuliffe
                                    525 University Avenue
                                    Palo Alto, California  94301
                                    Telephone: (650) 324-7000
                                    Facsimile: (650) 324-0638
                                    Attention:  Stephen C. Ferruolo
                                    (Matter #21969-0009)

     27. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation, other than Newbridge, the Rights Agent and the registered holders of the CVRs, any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of Newbridge, the Rights Agent and the registered holders of CVRs.

     28. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflicts laws.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the first date written above.

                                        NEWBRIDGE NETWORKS CORPORATION

                                        By __________________________________
                                        Title _______________________________

                                        By __________________________________
                                        Title _______________________________

                                        [RIGHTS AGENT]

                                        By __________________________________
                                        Title _______________________________

                                                                    Exhibit A to
                                                                Contingent Value
                                                                Rights Agreement

                           [FORM OF CVR CERTIFICATE]

            VOID AFTER 5:00 P.M., [________ TIME], ON MAY 31, 2000

           CVR No.________
           ______CVRs


                        NEWBRIDGE NETWORKS CORPORATION
           CONTINGENT VALUE RIGHTS TO RECEIVE SHARES OF COMMON STOCK

     THIS CERTIFIES THAT, FOR VALUE RECEIVED, _______________, or its permitted assigns, is the registered holder of the number of Contingent Value Rights ("CVRs") set forth above. Each CVR entitles the holder thereof to receive from Newbridge Networks Corporation, a Canadian corporation ("Newbridge"), subject to the terms and conditions set forth hereinafter and in the Continent Value Rights Agreement, dated __________, 1999, between Newbridge and [Rights Agent] ("CVR Agreement"), to shares (the "CVR Shares") of Newbridge's common stock (the "Common Stock"). The number of CVR shares issuable per CVR on the Maturity Date (as defined in the CVR Agreement) shall be equal to the Contingent Value Ratio (as defined in the CVR Agreement).

          The number of CVR Shares are subject to change or adjustment upon the occurrence of certain events set forth in the CVR Agreement, including the issuance of any stock dividend payable in shares of Common Stock, any increase in the number of shares of Common Stock by a subdivision or split-up of shares of Common Stock or any decrease in the number of shares of Common Stock by a combination of the outstanding shares of Common Stock. The time of occurrence of an event giving rise to such an adjustment shall, in the case of a subdivision, split-up or combination, be the effective date thereof and shall, in the case of a dividend, be the record date thereof. Furthermore, unless otherwise earlier terminated pursuant to the terms of the CVR Agreement, the type and amount of consideration payable upon maturity of the CVRs is subject to adjustment upon the occurrence of any capital reorganization, reclassification of the Common Stock, any consolidation of Newbridge with or merger of Newbridge with or into any other corporation or person or any sale, lease or other transfer of all or substantially all of the assets of Newbridge to any other corporation or person.

     REFERENCE IS MADE TO THE PROVISIONS OF THIS CVR CERTIFICATE SET FORTH ON THE REVERSE SIDE HEREOF, AND SUCH FURTHER

PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH ON THE FRONT OF THIS CERTIFICATE.

     This CVR Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, Newbridge has caused this CVR Certificate to be executed by its duly authorized officer.

Dated: _____________________                  NEWBRIDGE NETWORKS CORPORATION

                                              By ______________________________
                                              Title ___________________________
Countersigned:

[RIGHTS AGENT]                                By ______________________________
                                              Title ___________________________
as Rights Agent

By ___________________________
Title  _______________________

                                [REVERSE SIDE]

     The CVR Certificate is subject to all of the terms, provisions and conditions of the Contingent Value Rights Agreement, dated as of ______________, 1999 (the "CVR Agreement"), between Newbridge Networks Corporation and the Rights Agent, to all of which terms, provisions and conditions the registered holder of the CVR consents by acceptance hereof. The CVR Agreement and certain definitions included in the Agreement and Plan of Merger, dated June 22, 1999 (the "Merger Agreement"), by and among Newbridge, Saturn Acquisition Corp. and Saturn Corporation are incorporated herein by reference and made part hereof and reference is made to the CVR Agreement and the Merger Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, Newbridge and the holders of the CVR Certificates. Copies of the CVR Agreement and the Merger Agreement are available for inspection at the principal office of the Rights Agent or may be obtained upon written request addressed to the Rights Agent at its principal office at [__________________________].

     Newbridge shall not be required upon maturity of the CVRs evidenced by this CVR Certificate to issue fractional shares, but shall make adjustment therefor in cash as provided in the CVR Agreement.

     Newbridge has filed and caused to become effective a registration statement under the Securities Act of 1933, as amended, covering the CVRs and CVR Shares and has agreed to use commercially reasonable efforts to maintain the effectiveness of such registration statement through the Maturity Date and to register or qualify the CVRs and the CVR Shares to be delivered upon maturity of the CVRs under the laws of each jurisdiction in which such registration or qualification is necessary.

     This CVR Certificate is not transferable or assignable other than by will or pursuant to the laws of descent and distribution.

     The holder of this CVR Certificate shall not, by virtue hereof, be entitled to any of the rights of a stockholder in Newbridge, either at law or in equity, and the rights of the holder are limited to those expressed in the CVR Agreement.

     Every holder of this CVR Certificate, by accepting the same, consents and agrees with Newbridge, the Rights Agent and with every other holder of a CVR Certificate that Newbridge and the Rights Agent may deem and treat the person in whose name this CVR Certificate is registered as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone other than Newbridge or the Rights Agent) for all purposes whatsoever and neither Newbridge nor the Rights Agent shall be affected by any notice to the contrary.

          This CVR Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM                   as tenants in common

TEN ENT                   as tenants by the entireties

JT TEN as joint tenants with right of survivorship and not as tenants in common

COM PROP                  as community property

UNIF GIFT MIN             _____________ Custodian ___________
ACT                          (Cust)                 (Minor)

                          under Uniform Gifts to Minors Act

                          __________________________________
                                        (State)


Additional abbreviations may also be used though not in the above list.

                                      -2-